[USAA
EAGLE
LOGO (r)]
USAA CAPITAL GROWTH FUND
SUPPLEMENT DATED AUGUST 26, 2014
TO THE FUND'S PROSPECTUS and
STATEMENT OF ADDITIONAL INFORMATION
DATED DECEMBER 1, 2013

This Supplement updates certain information contained in the above-dated prospectus for the USAA Capital Growth Fund (the Fund). Please review this important information carefully.

In connection with the acquisition of QS Investors by Batterymarch Financial Management, Inc.’s parent company, Legg Mason, and to reflect the ongoing integration of the two companies, Batterymarch has changed its name to QS Batterymarch Financial Management, Inc.
As a result, all references in the Fund’s prospectus and statement of additional information to Batterymarch Financial Management, Inc. are hereby revised to refer to QS Batterymarch Financial Management, Inc.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

98185-0814

[USAA
EAGLE
LOGO (r)]
USAA CORNERSTONE MODERATELY AGGRESSIVE FUND
SUPPLEMENT DATED AUGUST 26, 2014
TO THE FUND'S PROSPECTUS and
STATEMENT OF ADDITIONAL INFORMATION
DATED OCTOBER 1, 2013

This Supplement updates certain information contained in the above-dated prospectus for the USAA Cornerstone Moderately Aggressive Fund (the Fund). Please review this important information carefully.

Effective August 18, 2014, the Lipper Global Flexible Funds Index (the “Old Index”) is no longer available as a public index.  Lipper, a Thomson Reuters Company (“Lipper”) has agreed to continue providing index data based on the Old Index’s parameters to the Fund privately, and such data will continue to be used by the Fund as a secondary benchmark and for calculating performance fees (the private index will be referred to as the “Lipper Index”).

As a result of these changes, effective immediately, the Fund's prospectus is amended as follows:

1)
In the “Average Annual Total Returns” table on page 29 of the Fund’s prospectus, “Lipper Global Flexible Funds Index” is hereby changed to “Lipper Index*” and the following footnote is added to the table:

*   The Lipper Index tracks the performance of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments, with a focus on total return, and which have at least 25% of their portfolio invested in securities traded outside of the United States. Source: Lipper, a Thomson Reuters Company.

2)
The second paragraph under “Fund Management—Cornerstone Moderately Aggressive Fund” on page 68 of the Fund's prospectus is hereby replaced in its entirety with the following:

The performance adjustment is calculated monthly by comparing the Fund’s performance to that of a Lipper Index (Lipper Index) over the performance period. The Lipper Index tracks the total return performance of the 30 largest funds within a category consisting of funds that allocate their investments across various asset classes, including both domestic and foreign stocks, bonds, and money market instruments with a focus on total return, and which invest at least 25% of their portfolio in securities traded outside of the United States. The performance period for the Fund consists of the current month plus the previous 35 months.

3)
The first sentence of the final paragraph under “Fund Management—Cornerstone Moderately Aggressive Fund” on page 69 of the Fund's prospectus is hereby replaced in its entirety with the following:

Under the performance fee arrangement, the Fund will pay a positive performance fee adjustment for a performance period whenever the Fund outperforms the Lipper Index over that period, even if the Fund had overall negative returns during the performance period.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

98184-0814